                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 MOSAIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                 [MOSAIX LOGO]

March 23, 1998

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Mosaix, Inc., to be held in the Snoqualmie South Ballroom at the Bellevue Hilton Hotel, located at 100 112th Avenue NE, Bellevue, Washington, on Tuesday, April 28, 1998, at 10:00 a.m. Details of the business to be conducted at the annual meeting are included in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement.

Your vote is very important. Whether or not you expect to attend the annual meeting, your shares should be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy. If you decide to attend the meeting and wish to vote in person, you will still have the opportunity to do so, even if you have already returned your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Mosaix.

Sincerely,

/s/ NICHOLAS A. TILIACOS
Nicholas A. Tiliacos
Chief Executive Officer

                                 [MOSAIX LOGO]

                                  MOSAIX, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, APRIL 28, 1998

To the Shareholders of Mosaix, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOSAIX, INC., a Washington corporation (the "Company"), will be held in the Snoqualmie South Ballroom at the Bellevue Hilton Hotel, located at 100 112th Avenue NE, Bellevue, Washington, on Tuesday, April 28, 1998, at 10:00 a.m. (the "Annual Meeting"), for the following purposes, as described in the attached Proxy
Statement:

1. To elect two directors to hold office for the term as described in the attached Proxy Statement;

2. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the plan by 200,000;

3. To approve an amendment to the Company's 1996 Stock Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan by 300,000;

4. To approve an amendment to the Company's Restated 1992 Stock Option Plan for Non-Employee Directors to increase the number of shares authorized for issuance under the plan by 100,000;

5. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Company; and

6. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 2, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JOHN J. FLAVIO
                                          John J. Flavio
                                          Secretary
Redmond, Washington
March 23, 1998

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY TODAY. By promptly completing, signing, dating and returning the proxy, you will save the Company the expenses of additional solicitation. If you send your proxy and wish to attend the Annual Meeting and vote in person, you may do so. Your proxy is revocable at your request.

                                  MOSAIX, INC.
                               6464 185TH AVE. NE
                               REDMOND, WA 98052

                            ------------------------

                                PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited by the Board of Directors of Mosaix, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held Tuesday, April 28, 1998, at 10:00 a.m., and at any adjournment or postponement thereof (the "Annual Meeting") for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the Snoqualmie South Ballroom at the Bellevue Hilton Hotel, located at 100 112th Avenue NE, Bellevue, Washington.

     The Company first mailed this Proxy Statement to shareholders on or about March 23, 1998.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of the Company's common stock (the "Common Stock") at the close of business on March 2, 1998 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 12,316,747 shares of Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any shareholder granting a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked either by (i) filing with the Company's Secretary prior to the Annual Meeting, at the Company's executive offices, either a written revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Attendance at the Annual Meeting will not revoke a shareholder's proxy unless such shareholder votes in person.

QUORUM

     A quorum for the Annual Meeting will consist of the holders, present in person or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

VOTING

     All shares represented by proxies will be voted in accordance with shareholder directions. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the Board of Directors' recommendations. The Company is not aware, as of the date hereof, of any matters to be voted on at the Annual Meeting other than as stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment.

     Each share of Common Stock outstanding on March 2, 1998 will be entitled to one vote at the Annual Meeting. Under applicable law and the Company's Restated Articles of Incorporation and Restated Bylaws, if a quorum exists at the Annual
Meeting: (i) the nominees for election of directors who receive the greatest number of votes cast for the election of directors by the shares present in person or represented by proxy and entitled to vote shall be elected director and (ii) the proposed amendments to the Company's 1991 Employee Stock Purchase Plan, the 1996 Stock Incentive Compensation Plan, and the Restated 1992 Stock Option Plan for Non-Employee Directors, and the proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company will be approved if the number of votes cast in favor of such proposals exceeds the number of votes cast against them. An abstention with respect to the election of directors will not be counted either in favor of or against the election of the nominees. In addition, abstentions will have no effect on the other proposals presented for shareholder approval as they will count neither as votes for nor as votes against such proposals.

     Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if their clients have not furnished voting instructions within ten days of the meeting. Under the exchange rules, certain matters other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Broker non-votes are included in determining the presence of a quorum at the meeting, but they are not considered "shares present" for voting purposes and have no impact on the outcome of such proposals, other than to reduce the number of favorable votes necessary to approve the proposal. Brokers do have discretion to vote on the election of directors and on Proposals 2, 3 and 4; and, accordingly, there will be no broker non-votes on these proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 28, 1998, of (i) each person known by the Company to own beneficially 5% or more of the Common Stock, (ii) each director or director nominee of the Company, (iii) each executive officer of the Company for whom information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Each of the named persons has sole voting and investment power with respect to the shares shown, except as stated below.

                                                                      COMMON STOCK
                                                            --------------------------------
                                                                 AMOUNT AND
                                                                 NATURE OF          PERCENT
                 NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP    OF CLASS
                 ------------------------                   --------------------    --------
T. Rowe Price Associates, Inc.(1).........................        849,207              6.6%
  100 East Pratt Street
  Baltimore, MD 21202
U.S. Bancorp(2)...........................................        657,600             5.17%
  601 2nd Avenue South
  Minneapolis, MN 55402-4302
Patrick S. Howard(3)......................................        149,750              1.2%
Harvey N. Gillis(4).......................................         39,500                *
Tom A. Alberg(5)..........................................         23,100                *
Umang Gupta(6)............................................         10,652                *
David J. Ladd(7)..........................................          9,000                *
Robert S. Leventhal(8)....................................          6,750                *
H. Robert Gill(9).........................................          3,000                *
John J. Flavio(10)........................................         71,924                *
Nicholas A. Tiliacos(11)..................................         13,605                *
Steven R. Russell(12).....................................         46,608                *
Steve L. Adams(13)........................................          3,750                *
Omar J. Saleh.............................................              0                *
Kamran Kheirolomoom(14)...................................         57,055                *
All directors and executive officers as a group (17               466,237              3.8%
  persons)(15)............................................

---------------

   *   Less than 1% of the outstanding shares of Common Stock.

  (1) Based on publicly available information filed with the Securities and Exchange Commission (the "Commission") on Schedule 13G on February 13, 1998. These securities are owned by various individual and institutional investors, including T. Rowe Price Small Cap Value Fund, Inc. (which owns 650,000 shares, representing 5.1% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 (2) Based on publicly available information filed with the Commission on
     Schedule 13G on February 13, 1998.

 (3) Includes options exercisable within 60 days for the purchase of 143,750 shares.

 (4) Includes options exercisable within 60 days for the purchase of 24,500 shares.

 (5) Includes options exercisable within 60 days for the purchase of 12,000 shares. Also includes 100 shares held by Mr. Alberg's spouse.

 (6) Includes options exercisable within 60 days for the purchase of 10,652 shares.

 (7) Owned by the Ladd Family Trust. Includes options exercisable within 60 days for the purchase of 7,000 shares.

 (8) Includes options exercisable within 60 days for the purchase of 6,000 shares.

 (9) Includes options exercisable within 60 days for the purchase of 3,000 shares.

(10) Includes options exercisable within 60 days for the purchase of 67,500 shares. Also includes 150 shares held by the Flavio Family Trust of which Mr. Flavio's wife is trustee.

(11) Includes options exercisable within 60 days for the purchase of 12,500 shares. Also includes 100 shares held by Mr. Tiliacos' wife.

(12) Includes 26,729 shares of restricted stock and options exercisable within 60 days for the purchase of 9,484 shares.

(13) Includes options exercisable within 60 days for the purchase of 3,750 shares.

(14) Includes options exercisable within 60 days for the purchase of 4,752 shares.

(15) Includes options exercisable within 60 days for the purchase of 324,388 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% shareholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% shareholders were satisfied.

                             ELECTION OF DIRECTORS

     After the Annual Meeting on April 28, 1998, the Board of Directors will consist of seven directors who are generally elected for three-year terms on a staggered basis. There are currently eight directors, but the position filled by Patrick Howard will be eliminated at the conclusion of the current term on April 28, 1998 and not be refilled. For purposes of identifying and referring to those directors who are nominated for reelection in any given year and those who continue to serve existing terms, the directors are divided into three classes:
Class I, Class II and Class III. Each director serves for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which he or she was elected, except that any director appointed by the Board of Directors serves, subject to election by the shareholders at the next annual meeting, for a term ending on the date of the annual meeting of shareholders for which directors in the class to which such director was appointed are to be elected. Each director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     Information as to the nominees and as to each other director whose term will continue after the Annual Meeting is provided below. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies for the nominee named below. Although the Board of Directors anticipates that the nominees will be available to serve as directors of the Company, should any one or more be unable or unwilling to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors.

NOMINEES FOR ELECTION -- AS CLASS III DIRECTORS (TERMS TO EXPIRE IN 2001)

     Tom A. Alberg, age 58, has been a director of the Company since April 1992 and a member of the Audit Committee since October 1992. Mr. Alberg has been a principal in the firm of Madrona Investment Group, L.L.C., a merchant banking firm, since January 1996. From April 1991 to October 1995, he was the President and a director of LIN Broadcasting Corporation and from July 1990 to October 1995, he was Executive Vice President of McCaw Cellular Communications, Inc. Both companies were providers of cellular telephone services and are now part of AT&T. Mr. Alberg is also a director of Active Voice Corporation, a manufacturer of voice message systems, Amazon.com, Inc., an Internet-based retail book store, Emeritus Corp., a developer of assisted living facilities, Visio Corp., a software firm, ConnexT, Inc., a software and systems firm for the electric utility industry, and Teledesic Corporation, a satellite telecommunication services provider.

     Nicholas A. Tiliacos, age 43, has been a director of the Company since August 26, 1997. He has served as the Company's Chief Executive Officer and President since December 10, 1997. From August 26, 1997 to December 10, 1997, he served as Chief Executive Officer (Acting) and President. From July 1, 1997 to August 26, 1997, he served as President and Chief Operating Officer. From January 1, 1997 to July 1, 1997, he served as Senior Vice President, General Manager, Call Center Applications Group. From February 1996 to December 1996, he served as Vice President, International Business Operations. From 1988 to 1996, he was the Founding Partner and Managing Director of Ventech International, an international consulting and business development company. Mr. Tiliacos holds a B.S. in Business Administration from Florida State University and an M.S. in International Management from the American Graduate School of International Management.

CONTINUING DIRECTORS

  Class I Directors (terms to expire in 1999)

     Harvey N. Gillis, age 52, has been a director of the Company since March 1987 and has been Chairman of the Board of Directors of the Company since August 26, 1997. He was Chairman of the Audit Committee until December 1997. From September 1992 to March 1998, Mr. Gillis was Senior Vice President, Finance and Administration and Chief Financial Officer of ATL Ultrasound, Inc., a manufacturer of medical diagnostic equipment. From December 1991 to September 1992, Mr. Gillis was Senior Vice President, Finance and Administration and Chief Financial Officer of NeoPath, Inc., a biomedical equipment manufacturer of image diagnostic analysis systems.

     David J. Ladd, age 50, has been a director of the Company since February 1995 and a member of the Compensation Committee since December 1995. Since January 1998, Mr. Ladd has been a Vice President of Lucent Technologies, a telecommunications manufacturer. From October 1997 to January 1998, he was Executive Vice President and Chief Technology Officer of Lucent Technologies. From April 1994 to September 1997, Mr. Ladd was the Executive Vice President and Chief Technology Officer of Octel Communications Corporation, a voice message system manufacturer ("Octel"). Mr. Ladd was Executive Vice President, Chief Technology Officer and a director of VMX, Inc., a call processing and unified messaging company ("VMX"), from June 1986 to March 1994, when VMX merged with Octel.

     Robert S. Leventhal, age 71, has been a director of the Company since October 1995 and a member of the Audit Committee since April 1996, and is currently the Chairman of the Audit Committee. From December 1995 to April 1996, he served on the Compensation Committee. From September 1989 to June 1994, Mr. Leventhal was Dean of the University of Washington's School of Business Administration. Mr. Leventhal is a Trustee of the Seattle Repertory Theatre.

  Class II Directors (terms to expire in 2000)

     H. Robert Gill, age 61, has been a director of the Company since July 1996 and is currently the Chairman of the Compensation Committee. Mr. Gill has served as Chairman and CEO of Mobile Force Technology, Inc. since June 1997. From April 1996 to May 1997, he served as President of The Topaz Group, a provider of board consulting services. Before joining The Topaz Group, Mr. Gill served both as Senior Vice President and President, Enhanced Products Group for Frontier Corporation, a supplier of telecommunications services and equipment, following its merger with ALC Communications Corporation in December 1995. Mr. Gill is also a director of Online System Services, Inc., a provider of services and consulting relating to Internet web site content and commerce, and is Chairman of the Board of Directors of Qualmark, Inc., a provider of equipment and systems for environmental testing. He is also a director of Spatial Technology, a three-dimensional modeling software company.

     Umang Gupta, age 48, became a director of the Company on December 24, 1996, the effective date of the merger with ViewStar Corporation ("ViewStar"). and has been a member of the Compensation Committee since April 22, 1997. He has served as Chairman of the Board of Directors and Chief Executive Officer of Keynote Systems, Inc., a provider of Internet data and diagnostic services, since December 1997. Mr. Gupta is the founder of Gupta Corporation, a publicly held client/server software company that is now known as Centura Software Corporation. He served as its Chairman, President and Chief Executive Officer from 1984 to 1995. Mr. Gupta also is a director of Centura Software Corporation and Webflow Corporation, a privately held Internet software company. Prior to founding Gupta Corporation, he served in various sales, marketing and management positions at Oracle and IBM.

INFORMATION ON BOARD AND COMMITTEE MEETINGS

     The Board of Directors held eight meetings in 1997. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which he or she served. The standing committees of the Board of Directors include an Audit Committee and a Compensation Committee, but do not include a Nominating Committee. The full Board of Directors selects nominees for election as directors and will consider shareholder recommendations for nominees which are submitted in accordance with the Company's Restated Bylaws.

     The Audit Committee is composed of Robert S. Leventhal (Chairman), Harvey
N. Gillis, and Tom A. Alberg. The Audit Committee reviews the scope and results of the annual independent audit of the Company's books and records, reviews compliance with all corporate policies that have been approved by the Board of Directors and discharges such other duties as may from time to time be assigned to it by the Board of Directors. The Audit Committee held four meetings in 1997.

     The Compensation Committee is composed of H. Robert Gill (Chairman), Umang Gupta and David J. Ladd. The Compensation Committee approves the compensation of the Company's officers, administers the Restated 1992 Stock Option Plan for Non-Employee Directors, the Restated 1987 Stock Option Plan, the 1996 Stock Incentive Compensation Plan, the 1997 Nonofficer Stock Incentive Compensation Plan, the ViewStar Amended 1986 Incentive Stock Plan, the ViewStar 1994 Senior Executive Stock Plan and the ViewStar 1996 Incentive Stock Option Plan (collectively, the "Option Plans"), administers the 1991 Employee Stock Purchase Plan (the "Purchase Plan"), and has overall responsibility for the Company's compensation policies for senior management. The Compensation Committee held seven meetings in 1997.

COMPENSATION OF THE BOARD OF DIRECTORS

     Each non-employee director receives $1,000 in cash compensation for attendance at each meeting of the Board of Directors, and is reimbursed for expenses incurred in connection with such attendance. For services as Chairman of the Board of Directors, Harvey N. Gillis receives $25,000, payable over a period of twelve months beginning in August 1997, and a stock option grant to purchase 25,000 shares of common stock under the 1996 Stock Incentive Compensation Plan, with shares vesting monthly over one year. From time to time directors may also be asked to provide special services as a director of the Company at a compensation rate of $1,000 per day (or $125 per hour for partial days). It is intended by the Company that cash compensation for non-employee directors shall not be less than $7,000 per year, as combined compensation for board meeting attendance and consulting services rendered.

     Non-employee directors also receive stock option grants to purchase shares of Common Stock under the Restated 1992 Stock Option Plan for Non-Employee Directors upon their initial appointment or election as a director (currently 5,000 shares, vesting over a five-year period from the date of grant) and annually thereafter (currently 2,000 shares granted on the date of the Annual Meeting, vesting completely on the date of grant). See "Proposal to Amend the Restated 1992 Stock Option Plan for Non-Employee Directors (Proposal 4)."

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following individuals are executive officers of the Company who will serve in the capacities noted until their successors are appointed.

                                                            POSITIONS AND
                 NAME                    AGE          OFFICES WITH THE COMPANY
                 ----                    ---          ------------------------
Nicholas A. Tiliacos...................  43    Chief Executive Officer and President
Steve L. Adams.........................  42    Senior Vice President, Marketing and
                                                 Business Development
John J. Flavio.........................  50    Chief Financial Officer, Senior Vice
                                                 President, Finance and
                                                 Administration, Secretary and
                                                 Treasurer
Steven R. Russell......................  40    Senior Vice President, Engineering
Omar J. Saleh..........................  44    Senior Vice President, Worldwide Sales
                                                 and Distribution
Bruce A. Leader........................  45    Senior Vice President, Consulting and
                                                 Professional Services
Jeffery F. Jarvis......................  43    Vice President, Customer Services
CORPORATE OFFICERS
Michael A. Jacobsen....................  39    Corporate Controller and Principal
                                                 Accounting Officer
Wm. Bradford Weller....................  39    Assistant Secretary and General Counsel

     Each officer named above is expected to be reappointed at the Board of Directors meeting to be held on April 28, 1998, following the Annual Meeting.

     For the biographical summary of Nicholas A. Tiliacos, see "Election of Directors."

     Steve L. Adams has served as the Company's Senior Vice President, Marketing and Business Development since February 1996. From October 1994 to February 1996, he served as Vice President of Marketing of Novell, Inc.'s GroupWare Division. From April 1993 to October 1994, Mr. Adams was Vice President, Product Operations, of Big Sky Technologies, a leading supplier of software products. Mr. Adams holds a Ph.D. and an M.A. in English from Florida State University.

     John J. Flavio has served as the Company's Chief Financial Officer, Senior Vice President, Administration and Finance, Secretary and Treasurer since July 1993. From October 1992 to June 1993, he was Vice

President, Finance and Chief Financial Officer of MiniStor Peripherals Corporation, a manufacturer of subminiature disk drives for portable computers and software. He holds a B.S. in Finance from the University of Santa Clara and is a certified public accountant.

     Steven R. Russell has served as the Company's Senior Vice President, Product Development (now Engineering) since December 24, 1996, the effective date of the merger with ViewStar. Mr. Russell originally joined ViewStar in October 1988 as Project Manager. Since then, he has managed ViewStar's Professional Services, Engineering and Marketing organizations. He was most recently ViewStar's Vice President of Product Planning, serving in that capacity until the merger. He holds a B.S. in Economics from Indiana University.

     Omar J. Saleh has served as the Company's Senior Vice President, Worldwide Sales and Distribution since July 1997. Prior to that, and since his joining the Company in January 1997, he served as Executive Director, Europe, Middle East and Africa, and Managing Director of Mosaix Ltd. (UK). Prior to joining the Company, Mr. Saleh was IBM's Manager of Marketing and Sales for Client/Server and Network Computing Business in Europe. He was with IBM for 13 years in a number of sales and marketing roles. He is a Fellow of the Chartered Institute of Marketing and the Royal Society for the Encouragement of Arts, Manufactures & Commerce and a Chartered Engineer and member of the Institute of Mechanical Engineers and holds a B.S. (Honors) in Engineering from the Dundee (St. Andrews) University in Scotland and an Advanced Certificate in Managing Markets from the Chartered Institute of Marketing.

     Bruce A. Leader has served as the Company's Senior Vice President, Consulting and Professional Services since February 1998 and Vice President, Consulting and Professional Services from December 1997 to February 1998. From February 1996 to December 1997, he served as Director, Consulting & Systems Integration Services for IBM's Pacific Northwest region. From January 1995 to February 1996, he served as Vice President of General Business for IBM's Western U.S. region. From January 1994 to December 1994, he was the General Manager of IBM's Pacific Northwest Trading Area, and from September 1991 to December 1993, he served as General Manager for IBM's Oregon Trading Area. He serves on the Executive Boards for both the United Way of King County and the Alliance for Education. Mr. Leader holds a B.A. in Mathematics from Brown University and an M.B.A. in Finance from the University of Connecticut.

     Jeffery F. Jarvis has served as the Company's Vice President, Customer Services since July 1997. From January 1997 to July 1997, he was the Company's Vice President of Operations. From January 1996 to January 1997, Mr. Jarvis served as Executive Director, Customer Implementations and Operations. From January 1993 to January 1996, he served as Director of Manufacturing. Mr. Jarvis joined the Company in January 1992 as Manager, Manufacturing Engineering. He holds a B.S. in Industrial Engineering from the University of Florida and an M.B.A. from the University of Washington.

     Michael A. Jacobsen has served as the Company's Corporate Controller and Principal Accounting Officer since August 1997. From May 1995 to August 1997, he was Vice President and Chief Financial Officer for FourGen Software Technologies, Inc., a Seattle-based developer of enterprise-wide accounting systems. From 1987 through the merger and integration with Adobe Systems in November 1994, Mr. Jacobsen was the Corporate Controller for Aldus Corporation, a developer of desktop publishing software. He holds a B.S. in accounting from Idaho State University and is a Certified Public Accountant.

     William Bradford Weller has served as the Company's Assistant Secretary since February 1994 and as its General Counsel since January 1992. From 1983 to December 1991, he was an Associate at Lane Powell Spears Lubersky, a law firm. He holds a B.A. in Economics from Stanford University and a J.D. from Hastings College of the Law. Mr. Weller is also President of the Washington State Chapter of the American Corporate Counsel Association.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1997, 1996 and 1995 received by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company during the last completed fiscal year (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                          ------------
                                                   ANNUAL COMPENSATION     SECURITIES
                                                   --------------------    UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
       ---------------------------          ----   ---------   --------   ------------   ---------------
Nicholas A. Tiliacos(1)...................  1997    178,083     40,000      100,000           1,651(6)
  Chief Executive Officer and President     1996    123,466     26,683       50,000           2,728(6)
Steve L. Adams(2).........................  1997    168,083     30,000       15,000           3,964(6)
  Senior Vice President, Marketing          1996    144,309     39,635      100,000           3,066(6)
  and Business Development
John J. Flavio............................  1997    163,458     30,000       25,000           4,087(6)
  Chief Financial Officer, Senior Vice      1996    146,500     46,776            0           3,376(6)
  President, Administration and             1995    146,500     43,355       15,000           3,307(6)
  Finance, Secretary and Treasurer
Steven R. Russell(3)......................  1997    137,500     21,500       75,000           1,101(6)
  Senior Vice President, Engineering        1996    121,250     77,412            0               0
                                            1995    110,000     62,188        2,970               0
Omar J. Saleh(4)..........................  1997    191,880     69,223      100,000               0
  Senior Vice President, Worldwide Sales
  and Distribution
Patrick S. Howard(5)......................  1997    191,968          0       50,000           3,467(6)
  Former Chief Executive Officer            1996    251,500     79,950            0           4,750(6)
                                            1995    251,573    100,000            0           4,182(6)
Kamran Kheirolomoom(7)....................  1997    136,500     48,861        1,838          60,000(8)
  Former President                          1996    177,750     95,378            0          59,000(8)
                                            1995    171,000     37,022            0          51,000(8)

---------------

(1) Mr. Tiliacos' employment with the Company commenced February 26, 1996.

(2) Mr. Adams' employment with the Company commenced February 14, 1996.

(3) Mr. Russell's employment with the Company commenced December 24, 1996. Amounts listed include compensation for services to ViewStar prior to December 24, 1996.

(4) Mr. Saleh's employment with the Company commenced July 1, 1997. The conversion rate used is One British Pound = $1.64.

(5) Mr. Howard's employment with the Company ended August 26, 1997. He will continue to serve as a director on the Board of Directors until the date of the Annual Meeting of Shareholders, at which time he will not stand for reelection.

(6) Consists of matching contributions awarded pursuant to the Company's Profit Sharing and Salary Deferral Plan and Trust.

(7) Mr. Kheirolomoom's employment with the Company commenced December 24, 1996 and ended July 15, 1997. Amounts listed include compensation for services to ViewStar prior to December 24, 1996.

(8) Consists of payments made under various employment agreements. See "Employment Agreements, Termination of Employment and Change of Control Arrangements."

OPTION GRANTS IN 1997

     The following table provides information on grants of options to purchase Common Stock in 1997 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS(1)
                        ---------------------------------------------------     POTENTIAL REALIZABLE
                                      PERCENT OF                                  VALUE AS ASSUMED
                        NUMBER OF    TOTAL OPTIONS                             ANNUAL RATES OF STOCK
                        SECURITIES    GRANTED TO                               PRICE APPRECIATION FOR
                        UNDERLYING   EMPLOYEES IN    EXERCISE                      OPTION TERM(4)
                         OPTIONS        FISCAL        PRICE      EXPIRATION    ----------------------
         NAME           GRANTED(2)      YEAR(3)      ($/SH.)        DATE          5%          10%
         ----           ----------   -------------   --------    ----------    --------    ----------

N.A. Tiliacos.........    50,000         3.43%        $12.25       1/29/07     $385,198    $  976,167
                          25,000         1.71%        $14.00       7/16/07     $220,113    $  557,810
                          25,000         1.71%        $11.00      10/15/07     $172,946    $  438,279

S.L. Adams............    15,000         1.03%        $12.25       1/29/07     $115,559    $  292,850

J.J. Flavio...........    25,000         1.71%        $12.25       1/29/07     $192,599    $  488,084

S.R. Russell..........    75,000         5.14%        $12.25       1/29/07     $577,797    $1,464,251

O.J. Saleh............    75,000         5.14%        $14.00       7/16/07     $660,339    $1,673,430
                          25,000         1.71%        $15.50        1/6/07     $243,697    $  617,575

P.S.Howard............    50,000         3.43%        $12.25       1/29/07     $385,198    $  976,167

K. Kheirolomoom(5)....   100,000         6.85%        $12.25       1/29/07     $770,396    $1,952,335

---------------

(1) The options have terms of 10 years from the date of grant and become exercisable in equal annual installments over a period of four years, commencing one year after the date of grant. Upon the occurrence of certain business combination transactions, the exercisability of the options are accelerated. The exercise price equals the fair market value on the date of grant based on the closing price of the Common Stock as quoted on the Nasdaq National Market.

(2) The numbers in this table do not reflect any shares exchanged pursuant to the Company's option exchange program approved by the Board of Directors in December 1997 and implemented in January 1998. See "Aggregated Option Exercises in 1997 and Fiscal Year-End Option Values" for additional information about the option exchange program.

(3) The Company granted 1,458,876 stock options to employees in 1997.

(4) Assumes all options are exercised at the end of their respective 10-year terms. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by applicable regulations of the Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Common Stock price. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall stock market conditions, as well as the option holders' continued employment through the vesting period. The amount reflected in this table may not necessarily be achieved.

(5) Mr. Kheirolomoom's 100,000 options were cancelled in connection with his termination of employment on July 15, 1997. See "Employment Agreements, Termination of Employment and Change of Control Arrangements."

OPTION YEAR-END VALUES TABLE

     The following table provides information on option exercises in 1997 by the Named Executive Officers and options outstanding at December 31, 1997.

                      AGGREGATED OPTION EXERCISES IN 1997
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                   VALUE OF UNEXERCISED
                                                        NUMBER OF                  IN-THE-MONEY OPTIONS
                        SHARES                    SECURITIES UNDERLYING           AT FISCAL YEAR-END ($)
                       ACQUIRED                   UNEXERCISED OPTIONS AT       ----------------------------
                          ON        VALUE          FISCAL YEAR-END (#)
                       EXERCISE    REALIZED    ----------------------------    EXERCISABLE    UNEXERCISABLE
        NAME             (#)        ($)(1)     EXERCISABLE    UNEXERCISABLE        (2)             (2)
        ----           --------    --------    -----------    -------------    -----------    -------------
N.A. Tiliacos........        0            0       12,500         137,500               0               0

S.L. Adams...........        0            0       25,000          90,000               0               0

J.J. Flavio..........    8,000     $ 78,000       67,500          32,500        $277,031         $ 3,281

S.R. Russell.........    7,128     $ 76,268        8,671          77,219        $ 72,033         $18,434

O.J. Saleh...........        0            0            0         100,000               0               0

P. S. Howard.........        0            0      131,250          93,750               0               0

K. Kheirolomoom......   44,748     $564,270        2,970           1,782        $ 24,673         $14,804

---------------

(1) These amounts represent the aggregate number of options exercised, multiplied by the market price of the Common Stock at the time of exercise minus the exercise price for each option.

(2) These amounts represent the aggregate number of in-the-money options, multiplied by the difference between the $8.8125 closing price of the Common Stock on the Nasdaq National Market on December 31, 1997 and the exercise price for each option.

     In December 1997, the Compensation Committee of the Board of Directors, in an action ratified by the Board of Directors, approved a plan that allowed officers and employees of the Company to exchange options with exercise prices of $9.00 or greater for new options with exercise prices equal to the closing price of the Common Stock on January 14, 1998 (the "Exchange Date"), which was $9.50. Under this exchange program, for every option for five shares tendered for cancellation, a repriced option for four shares was granted. Repriced options will vest according to the vesting schedule for the original options, except that repriced options may not be exercised during a one-year blackout period, other than in the case of retirement, disability, death or termination by the Company without cause. Repriced options will expire ten years after the Exchange Date and generally were granted as incentive stock options for officers of the Company, and nonqualified options for other employees.

     Immediately prior to the Exchange Date, options for a total of approximately 2.6 million shares were outstanding. Pursuant to the exchange program, options for a total of 776,802 shares were exchanged for repriced options to purchase approximately 621,480 shares. The named executive officers exchanged options for an aggregate of 362,500 shares.

     Before implementation of the exchange program, approximately 55% of all granted and outstanding options were priced at greater than current market price. Due to the significant percentage of "out of the money" options, the Compensation Committee and the Board of Directors believed that the retention value of the outstanding grants was significantly diminished and that the exchange program was critical to the Company's ability to attract, retain and motivate employees necessary to the Company's long-term success. The Compensation Committee and Board of Directors felt that the exchange program will help ensure that optionees continue to have meaningful equity incentives in the Company and, therefore, was in the best interests of the Company.

              EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE OF CONTROL ARRANGEMENTS

AGREEMENTS

     As of February 5, 1998, the Company entered into an employment agreement with Nicholas A. Tiliacos for his services as Chief Executive Officer and President, including appointment of Mr. Tiliacos as a director, an agreement to nominate Mr. Tiliacos for election as a director at the next annual meeting. The agreement establishes Mr. Tiliacos' minimum annual base salary at $215,000 and provides for the continuation of base salary for an additional one year in the event of a termination of employment for any reason other than cause. This agreement supersedes a prior agreement dated February 26, 1996.

     As of March 1, 1995, the Company entered into an employment agreement with John J. Flavio for his services as the Company's Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary and Treasurer. The Agreement establishes Mr. Flavio's minimum annual base salary at $145,000 and provides for a continuation of base salary for an additional six months in the event Mr. Flavio is terminated without cause or terminates employment for good reason following a change of control of the Company ("good reason" includes a material change in Mr. Flavio's position or duties, a reduction in salary or a relocation of more than 100 miles).

     As of February 14, 1996, the Company entered into an employment agreement with Steve L. Adams for his services as the Company's Senior Vice President, Marketing and Business Development. The agreement establishes Mr. Adams' minimum annual base salary at $162,000 and provides for a continuation of a base salary for an additional six months in the event Mr. Adams' employment is terminated without cause by the Company or Mr. Adams terminates employment for good reason after a change of control of the Company ("good reason" includes a material change in Mr. Adams' position or duties, a reduction in salary or a relocation of more than 100 miles).

     As of July 1, 1997, the Company entered into an employment agreement with Omar J. Saleh for services as Senior Vice President, Worldwide Sales, in the U.K. office of Mosaix Ltd. The agreement establishes Mr. Saleh's minimum annual base salary at $170,000 (payable at an exchange rate of One British Pound = US$1.64) and provides for a continuation of base salary for an additional six months in the event Mr. Saleh's employment is terminated without cause or for "good reason" (as that term is defined in the Company's 1996 Stock Incentive Compensation Plan).

     Effective December 24, 1996, the Company entered into an employment agreement with Steven R. Russell for his services as the Company's Senior Vice President, Product Development. This agreement establishes Mr. Russell's minimum annual base salary of $140,000 and provides for a $24,500 signing bonus. Base salary will continue for an additional six months in the event of termination without cause or resignation for good reason. Mr. Russell further agrees not to compete or solicit employees upon termination of employment with the Company, and if this covenant is satisfied, Mr. Russell is entitled to an additional six months' base salary, benefits and, if permitted by law and the applicable stock option plan, continued stock option vesting.

     As of November 8, 1994, the Company entered into an employment agreement with Mr. Patrick S. Howard for his services as Chief Executive Officer of the Company, which provided for terms of employment and severance of employment with the Company. Mr. Howard was appointed President and Chief Executive Officer of the Company and was provided a minimum annual base salary of $250,000, stock options and a bonus determined pursuant to the Company's Management Bonus Plan. In connection with termination of Mr. Howard's employment with the Company in August 1997, the Company and Mr. Howard further entered into a severance agreement, effective as of August 26, 1997, incorporating the severance provisions of the employment agreement, pursuant to which Mr. Howard is to receive $240,000, payable biweekly until August 26, 1998, and payment for all accrued but unused vacation time, and providing for additional benefits and obligations, including provision of health benefits to Mr. Howard through July 1998 and provision of consulting services by Mr. Howard to the Company through August 25, 1998.

     As of December 24, 1996, the Company entered into an employment agreement with Mr. Kamran Kheirolomoom for his services as President of the Company, which incorporated the terms of a prior employment agreement between Mr. Kheirolomoom and ViewStar Corporation, and provided for terms of employment and severance of employment with the Company. The employment agreement provided a minimum annual base salary of $180,000, a $36,000 bonus, payable bimonthly, and stock options. In connection with termination of Mr. Kheirolomoom's employment with the Company in July 1997, the Company and Mr. Kheirolomoom further entered into a severance agreement, effective as of July 15, 1997, incorporating the severance provisions of the employment agreement, pursuant to which the Company agreed to pay Mr. Kheirolomoom his base salary and bonus ($10,500 bimonthly) until April 15, 1998 and to allow for continued vesting of stock options through April 15, 1998, after which time Mr. Kheirolomoom must exercise all vested options within 30 days, and providing for additional benefits and obligations, including provision of health and other employment benefits. All unvested options outstanding on April 15, 1998 are cancelled as of that date. The severance agreement further provided that Mr. Kheirolomoom would serve the Company in an advisory/consulting capacity through October 15, 1997 and make payment on all outstanding promissory notes for the purchase of Company stock no later than December 31, 1997.

OPTION PLANS

     Pursuant to the Option Plans and employment agreements described above, all outstanding options become vested and exercisable should certain events occur, including certain mergers and business combinations, that result in a change of control of the Company. Additionally, for options granted under the Company's Restated 1987 Stock Option Plan, unless the plan administrator of such plan determines otherwise, such optionees may elect to receive a cash amount equal to the difference between the option exercise price and the fair market value of the stock on the date of the election.

                         COMPENSATION COMMITTEE REPORT

     During 1997, the Compensation Committee of the Board of Directors (the "Committee") included H. Robert Gill (Chairman), David J. Ladd, Cynthia Stroum and Umang Gupta. Ms. Stroum resigned from the Board of Directors and the Committee on April 22, 1997. All committee members are non-employee directors of the Company. The Committee is responsible for administering the Company's compensation and employee benefit plans, which include primarily the Option Plans, the 1991 Employee Stock Purchase Plan and the Management and Company Performance Bonus Plan. The Committee also administers the Company's Profitability Bonus Plan, which provides an annual cash bonus to all participants based on the Company's operating income achievement. In addition to setting policies regarding compensation of all employees, the Committee reviews and approves base salaries for all executive officers, annual payouts and levels of participation in the Management and Company Performance Bonus Plan and changes to the design of these plans. Decisions made by the Committee relating to compensation of executive officers are reviewed by the full Board of Directors.

EXECUTIVE COMPENSATION POLICIES AND PERFORMANCE MEASURES

     The Company's executive compensation policies have been developed to meet the following objectives:

     - Attract and retain key executives critical to the Company's long-term success;

     - Reward key executives for their contributions to the development and successful execution of strategies relevant to their functional responsibilities; and

     - Motivate key executives to make decisions and take actions that achieve the Company's strategic performance goals and increase the long-term value of the Common Stock.

     The Committee uses a combination of cash and equity-based programs to compensate key executives.

     Compensation payments in excess of $1 million to each of the Chief Executive Officer or four other most highly compensated executive officers are subject to a limitation on deductibility for the Company under

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Certain performance-based compensation is not subject to the limitation on deductibility. The Committee does not expect cash compensation in 1998 to the Chief Executive Officer or any other executive officer to be in excess of $1 million. The Option Plans are designed to qualify stock option awards for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

  Cash-based Compensation

     Base salaries for all executive officers are reviewed annually. In evaluating executive salaries, the Committee uses industry surveys of compensation paid at companies of similar size and/or in its industry, as well as the Company's own recent recruiting experience, if applicable. The companies surveyed include some, but not all, of the companies in the Center for Research and Security Prices Index of Nasdaq Business Services Stocks used in the Stock Price Performance graph. The Committee also considers the officer's individual performance during the prior year. Factors that affect an individual officer's performance rating focus on the executive's success in contributing to the Company's short and long-term objectives. Short-term objectives include sales growth from new and existing products and levels of gross profit and gross margin, operating income and operating income margin, and net earnings and net earnings margin. Long-term objectives include the timely development of new products, enhancements and improvements to existing products, identification of new markets for the Company's products, development and execution of plans to address identified market opportunities, adequate control over and efficient use of the Company's assets, and share price appreciation. The Company does not assign relative weights to the factors it considers in establishing base salaries. In general, unless special circumstances apply, the Committee sets executive salaries at or near the midpoint of the range indicated by its surveys (depending on the applicable experience level of the executive and subject to minimum salaries established in the employment agreements of the executives). See "Employment Agreements, Termination of Employment and Change of Control Arrangements."

     In addition to base salary, the Company provides executive officers and other key managers incentive compensation in the form of its Management and Company Performance Bonus Plan (the "MCPBP"). The MCPBP is designed to ensure that a significant percentage of each executive officer's total potential cash compensation is based on a quantitative evaluation of the Company's financial performance, as well as a qualitative evaluation of individual performance. The MCPBP's payout formula is based on the Company's attainment of its planned revenues and operating income and the individual officer's performance rating. The Company's performance in 1997 would not have warranted payment of bonuses under the 1997 MCPBP as originally approved by the Board. However, given the actual level of profitability of the Company was nearly $10 million for the year, the competitive employment market, and the need to provide some form of employee retention, it was deemed necessary and desirable by the Board to approve on a discretionary basis bonus payments amounting to approximately 10% of profit before tax to executive officers, other key managers and employees. The amounts paid were based upon benchmark comparison of the Company to similarly situated companies with similar performance levels, adjusted by factors based on individual performance evaluations.

  Equity-based Compensation

     The Company provides its executive officers with long-term incentives through its option plans. The option plans' primary objective is to provide an incentive for the executive officers to make decisions and take actions that maximize long-term shareholder value. Each plan promotes this long-term focus using vesting periods. Options currently vest in four equal annual installments beginning one year from the date of grant. The Committee reviews and approves all grants made under the option plans and in connection with initial hiring, promotions, extraordinary achievements or compensation adjustments. In addition to these factors, the size and timing of grants are generally subject to policies established by the Committee regarding the employee grade level of the optionee, the overall number of options actually granted to such optionee in the past, and the extent of vesting of such grants.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In establishing the Chief Executive Officer's compensation package, the Committee pursues the same objectives and policies that apply for the Company's other executive officers.

     As with other executive officers, a significant percentage of the Chief Executive Officer's total potential cash compensation exists in the form of a bonus payable under the terms of the Company's MCPBP or as otherwise determined by the Committee. The Committee determined the Chief Executive Officer's bonus for fiscal year 1997 to be $40,000, after considering the following factors: the Company's 1997 financial performance versus planned performance; the Chief Executive Officer's individual performance; comparison to CEO bonuses granted by similar companies in similar industries; bonus payments made to the Company's Chief Executive Officer in prior years, and successful achievement of certain short-term goals established by the Committee.

     As of February 5, 1998, the Company entered into an employment agreement with Nicholas A. Tiliacos, stating the terms and conditions of his employment by the Company, as Chief Executive Officer and President. The agreement establishes Mr. Tiliacos' minimum annual base salary at $215,000. This agreement supersedes a prior agreement dated February 26, 1996. See "Employment Agreements, Termination of Employment and Change of Control Arrangements."

COMPENSATION COMMITTEE

H. Robert Gill (Chairman)
Umang Gupta
David J. Ladd

                            STOCK PRICE PERFORMANCE

     The following graph compares the cumulative total return to shareholders of the Common Stock with the cumulative total return of the Nasdaq Composite Index and the Center for Research in Security Prices ("CRSP") Index of Nasdaq Business Services Stocks for the period beginning on December 31, 1992.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG

                    MOSAIX, INC., NASDAQ COMPOSITE INDEX AND

                 CRSP INDEX OF NASDAQ BUSINESS SERVICES STOCKS

                     (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                                              CRSP INDEX OF
        MEASUREMENT PERIOD                              NASDAQ COMPOSITE    NASDAQ BUS. SERV.
      (FISCAL YEAR COVERED)            MOSAIX, INC            INDEX              STOCKS
12/31/92                                   100                 100                 100
12/31/93                                    32                 115                 106
12/30/94                                   105                 112                 129
12/29/95                                   116                 159                 195
12/31/96                                   142                 195                 244
12/31/97                                    78                 244                 294

Assumes $100 invested on December 31, 1992 in the Common Stock, the Nasdaq Composite Index and the CRSP Index of Nasdaq Business Services Stocks, with all dividends reinvested. Stock price performance shown above for the Common Stock is historical and not necessarily indicative of future price performance.

            PROPOSAL TO AMEND THE 1991 EMPLOYEE STOCK PURCHASE PLAN

                                  (PROPOSAL 2)

1991 EMPLOYEE STOCK PURCHASE PLAN

     General. On March 4, 1991, the Board of Directors adopted the 1991 Employee Stock Purchase Plan (the "Purchase Plan"), which was approved at the 1991 Annual Meeting of Shareholders, for the purposes of attracting and retaining the services of certain employees, as described below, and to provide added incentive to them by encouraging stock ownership in the Company.

     Proposed Amendment. On December 10, 1997, the Board of Directors adopted, subject to shareholder approval, an amendment to the Purchase Plan to increase the number of shares in the Purchase Plan from 200,000 to 400,000 shares. As of February 28, 1998, 199,948 shares have been issued by the Company under the Purchase Plan since its inception. During 1997, the Named Executives acquired 441 shares under the Purchase Plan (by Mr. Flavio), the executive officers of the Company as a group acquired 772 shares, and all other employees acquired 36,537 shares. No shares were acquired under the Purchase Plan by directors or nominees for director who are not also executive officers of the Company.

     The Purchase Plan, as amended subject to shareholder approval, is attached hereto as Exhibit A and is incorporated herein by reference. Set forth below is a summary of certain important features of the Purchase Plan, as amended, which summary is qualified in its entirety by reference to the full text of the Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

     Description of the Purchase Plan. The Purchase Plan is an employee benefit program that enables qualified employees to purchase shares of Common Stock through payroll deductions at a 15% discount from market price, without incurring broker commissions. To participate, an individual employee must: (i) have worked for the Company or any subsidiary of the Company for at least three months, (ii) be employed in a position with regular hours of 20 hours or more per week, and (iii) be employed for at least five months in any calendar year. A participant is not eligible to continue his or her participation in the Purchase Plan in the event such participant's employment is voluntarily or involuntarily terminated, or if such participant owns or will own, as a result of such participation, 5% or more of the combined voting power or value of all classes of stock of the Company or any related corporation. Non-employee directors of the Company are not eligible to participate in the Purchase Plan. Approximately 550 employees are eligible to participate in the Purchase Plan.

     The Purchase Plan is divided into two six-month offering periods, beginning on January 1 and July 1 of each year. During these periods, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions at a rate of not less than 2% nor more than 10% of such participant's base pay during each payroll period in the purchase period. At the end of each six-month offering period, the market price is determined and the participating employees' accumulated funds are used to purchase the appropriate number of whole shares of Common Stock. No participant may purchase more than 1,000 shares of Common Stock during any single offering, nor may any participant purchase more than $25,000 in fair market value of Common Stock for any calendar year under the Purchase Plan. The purchase price per share of Common Stock under the Purchase Plan is the lesser of 85% of the per share fair market value of the Common Stock on either the first or the last day of the offering period, provided that, for the first half of 1998, if the fair market value of the Common Stock on the date of the Annual Meeting is greater than the fair market value on the first day of the offering period (assuming the proposed amendments are adopted), then the purchase price per share under the Purchase Plan will be the lesser of 85% of the per share fair market value of the Common Stock on either the date of the Annual Meeting or the last day of the offering period. On February 27, 1998, the closing price for the Company's Common Stock on the Nasdaq National Market System was $9.8125 per share.

     Participants have no right to acquire shares of the Company under the Purchase Plan upon termination of their employment. Upon termination of a participant's employment for any reason on or prior to the last business day of an offering period, the balance in such participant's account will be paid to the participant or to his or her estate. Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant, other than by will or the laws of descent and distribution. The Company may treat any such act as an election to withdraw from the Purchase Plan.

     The Common Stock issued under the Purchase Plan may be either authorized but unissued Common Stock or Common Stock now held or subsequently acquired by the Company.

     Administration. The Purchase Plan is currently administered by the Compensation Committee of the Board of Directors. The Committee is authorized to administer and interpret the Purchase Plan and to make such rules and regulations as it deems necessary to administer the Purchase Plan, so long as such interpretation, administration or application with respect to purchases under the Purchase Plan corresponds to the requirements of Section 423 of the Code.

     Amendment of the Purchase Plan. The Board of Directors has the power to amend, suspend or terminate the Purchase Plan, except that the Board may not amend the Purchase Plan without shareholder approval if such approval is required by Section 423 of the Code. The Compensation Committee of the Board of Directors may also amend the Purchase Plan so long as such amendment does not require shareholder approval.

     Federal Income Tax Consequences. The Company intends that the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Purchase Plan under existing applicable provisions of the Code and the regulations thereunder. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

     Under the Code, the Company is deemed to grant participants an "option" on the first day of each six-month offering period to purchase as many shares of Common Stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each six-month offering period, the market price is determined and the participant is deemed to have exercised the "option" and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the market price.

     The required holding period for favorable tax treatment upon disposition of Common Stock acquired under the Purchase Plan is the later of (i) two years after the deemed "option" is granted (the first day of an offering period) and
(ii) one year after the deemed "option" is exercised and the Common Stock is purchased (the last day of an offering period). Thus, the Common Stock must be held for at least one and one-half years after it is purchased to gain favorable tax treatment. When the Common Stock is disposed of after this period, the participant realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the Common Stock at the time the deemed "option" was granted exceeded the "option price" and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the "option price." "Option price" is determined as of the date of grant and, therefore, is equal to 85% of the fair market value of the Common Stock as of the first day of an offering period. Thus, the maximum amount of gain taxable as ordinary income is the amount of the 15% discount measured as of the first day of an offering period. Any further gain is taxed at capital gain rates. If the sale price is less than the option price, there is no ordinary income and the participant recognizes long-term capital loss.

     When a participant sells the Common Stock before the expiration of the required holding period, the participant recognizes ordinary income to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Common Stock is sold. If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the participant will also have a capital loss equal to such difference.

     Even though a participant who meets the requisite holding period must treat part of his or her gain on a disposition of the Common Stock as ordinary income, the Company may not take a business deduction for such amount. However, if a participant disposes of Common Stock before the end of the requisite holding period, the amount of income that the participant must report as ordinary income qualifies as a Company business deduction for the year of such disposition.

          PROPOSAL TO AMEND THE 1996 STOCK INCENTIVE COMPENSATION PLAN

                                  (PROPOSAL 3)

1996 STOCK INCENTIVE COMPENSATION PLAN

     General. On October 16, 1996, the Board of Directors adopted the 1996 Stock Incentive Compensation Plan (the "1996 Plan"), which was approved at the Special Annual Meeting of Shareholders on December 20, 1996. The purpose of the 1996 Plan is to enhance the long-term shareholder value of the Company by offering opportunities to officers, key employees, consultants, agents, advisors and independent contractors providing services to the Company to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

     Proposed Amendment. On December 10, 1997, the Board of Directors adopted, subject to shareholder approval, an amendment to the 1996 Plan to increase the number of shares in the 1996 Plan from an aggregate maximum of 1,500,000 to 1,800,000 shares. As of February 28, 1998, 83,182 shares were available for the grant of new awards under the 1996 Plan (not including the proposed 300,000 share increase). The total number of shares subject to outstanding options under all of the Company's plans, plus the number of shares available for new grants under the 1996 Plan (as proposed to be amended), is approximately 20% of the Company's total outstanding Common Shares.

     The 1996 Plan, as amended subject to shareholder approval, is attached hereto as Exhibit B and is incorporated herein by reference. Set forth below is a summary of certain important features of the 1996 Plan, as amended, which summary is qualified in its entirety by reference to the full text of the 1996 Plan.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE
                                   1996 PLAN.

  Description of the 1996 Plan

     Stock Subject to the 1996 Plan. Subject to adjustment from time to time as provided in the 1996 Plan, a maximum of 1,800,000 Company Common Shares will be available for issuance under the 1996 Plan. No more than 300,000 shares may be issued as stock awards (including restricted stock) under the 1996 Plan. Shares issued pursuant to the 1996 Plan will be drawn from authorized but unissued shares.

     Subject to adjustment from time to time as provided in the 1996 Plan, no more than 100,000 Company Common Shares may be subject to aggregate awards under the 1996 Plan to any participant in any one year, except that the Company may make additional one-time grants of up to 300,000 Company Common Shares to any newly hired individual, such limitation to be applied consistently with the requirements of, and only to the extent required for compliance with, certain provisions of Section 162(m) of the Code, which precludes the Company from taking a tax deduction for compensation payments to executives in excess of $1 million, unless such payments qualify for the "performance-based" exemption from the $1 million limitation.

     Any Company Common Shares that cease to be subject to an award (other than by reason of exercise or payment of the award to the extent it is exercised for or settled in shares), including, without limitation, in connection with the cancellation of an award and the grant of a replacement award, will be available for issuance in connection with future grants of awards under the 1996 Plan. Option or stock awards made under the 1996 Plan may be made singly or in combination. Awards also may be made in replacement of, or as alternatives to, grants or rights under any other employee or compensation plan or in substitution for, or by the assumption of, awards issued under plans of an acquired entity.

     Eligibility to Receive Awards. Awards may be granted under the 1996 Plan to those officers, directors and key employees of the Company and its subsidiaries as the plan administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its subsidiaries. Approximately 144 individuals were awarded stock options under the 1996 Plan in 1997.

     Terms and Conditions of Stock Option Grants. Options granted under the 1996 Plan may be ISOs or NSOs. The per share option price for each option granted under the 1996 Plan will be determined by the plan administrator, but will be not less than 100% of a Company Common Share's fair market value on the date of grant. For purposes of the 1996 Plan, "fair market value" means the closing price for a Company Common Share as reported by the Nasdaq National Market for a single trading day.

     The exercise price for shares purchased under options may be paid in cash or by check or, unless the plan administrator at any time determines otherwise, a combination of cash, check, Company Common Shares which have been held for at least six months, a promissory note, delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, or such other consideration as the plan administrator may permit. The Company may require the optionee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the plan administrator may permit the optionee to satisfy such obligations by the withholding or delivery of Company Common Shares. The Company may withhold from any award or any Company Common Shares issuable pursuant to an award or from any cash amounts otherwise due from the Company to the recipient of the award an amount equal to such taxes.

     The option term will be fixed by the plan administrator, and each option will be exercisable pursuant to a vesting schedule determined by the plan administrator. If the vesting schedule is not set forth in the instrument evidencing the option, the option will become exercisable in four equal annual installments beginning one year after the date of grant. The plan administrator will also determine the circumstances under which an option will be exercisable in the event the optionee ceases to provide services to the Company or one of its subsidiaries. If not so established, options generally will be exercisable for one year after termination of services as a result of retirement, early retirement at the Company's request, disability or death and for three months after all other terminations. An option will automatically terminate if the optionee's services are terminated for cause, as defined in the 1996 Plan.

     Stock Awards. The plan administrator is authorized to make awards of Company Common Shares to participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the plan administrator may determine. Restrictions may include repurchase or forfeiture rights in favor of the Company.

     Transferability. No option will be assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution and, during the holder's lifetime, may be exercised only by the holder, unless the plan administrator determines otherwise in its sole discretion, and except to the extent permitted by Section 422 of the Code.

     Corporate Transaction. In the event of certain mergers, consolidations, sales of substantially all the assets of the Company, a liquidation of the Company or the acquisition by any person of a majority of the Company's outstanding voting securities, each option or stock award that is at the time outstanding will automatically accelerate so that each such award becomes, immediately prior to such corporate transaction, 100% vested, unless, in the opinion of the Company's accountants, such acceleration would render unavailable pooling-of-interests accounting for the corporate transaction, and except that such award will not so accelerate for employees other than executive officers of the Company if and to the extent (a) such award is, in connection with the corporate transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation or (b) such award is to be replaced with a cash incentive program of the successor corporation that preserves the spread existing at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such award. Any such awards that are assumed or replaced in the corporate transaction and do not otherwise accelerate at that time shall be accelerated in the event the holder's employment or services shall subsequently terminate within two years following such corporate transaction, unless such employment or services are terminated by the Company for cause or by the holder voluntarily without good reason.

     Further Adjustment of Awards. The plan administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the plan administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to holder, with respect to awards. Such authorized action may include (but is not limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the plan administrator may take such actions with respect to all holders, to certain categories of holders or only to individual holders. The plan administrator may take such actions before or after granting awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

     Administration. The 1996 Plan will be administered by a committee or committees appointed by, and consisting of one or more members of, the Company's Board of Directors. The Board may delegate the responsibility for administering the 1996 Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board deems appropriate. Committee members will serve for such terms as the Board may determine, subject to removal by the Board at any time. The composition of any committee responsible for administering the 1996 Plan with respect to officers and directors of the Company who are subject to Section 16 of the Exchange Act with respect to securities of the Company will comply with the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, or any successor provision.

     Amendment and Termination. The 1996 Plan may be suspended or terminated by the Board or by the shareholders of the Company at any time. The Board may amend the 1996 Plan, as it deems advisable, subject to shareholder approval in certain instances, as set forth in the 1996 Plan. No ISOs may be granted under the 1996 Plan more than ten years after the date the 1996 Plan is adopted by the Board.

     Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 1996 Plan under existing applicable provisions of the Code and the regulations thereunder. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

     A recipient will not have any income at the time a nonqualified option is granted nor will the Company be entitled to a deduction at that time. When a nonqualified option is exercised, the optionee will have ordinary income (whether the option price is paid in cash or by surrender of already owned Common Shares), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price. The Company will be entitled to a tax deduction with respect to a nonqualified option at the same time and in the same amount as the recipient, assuming that the deduction is not disallowed by Section 162(m) of the Code (which limits the Company's deduction in any one year for certain remuneration paid to certain executives in excess of $1 million) or otherwise limited under the Code.

     An optionee will not have any income at the time an ISO is granted. Furthermore, an optionee will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a preference item that could create an alternative minimum tax liability. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the optionee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is normally a "disqualifying disposition," and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the amount received for the shares (or, in the case of a gift, the fair market value of the shares at the time the ISO is exercised) over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised.

     The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to a deduction at the same time and in the same amount as the optionee, assuming that the deduction is not disallowed by Section 162(m) of the Code.

     New Plan Benefits. Since awards under the 1996 Plan are discretionary, total awards that may be granted for the current fiscal year are not determinable until completion of the year. During 1997, options to purchase an aggregate of 410,000 common shares were granted under the 1996 Plan to all executive officers of the Company as a group at an average exercise price of $12.3803, and options to purchase an aggregate of 829,675 common shares were granted under the 1996 Plan to all other employees of the Company as a group (including officers who are not executive officers) at an average exercise price of $12.1055. Options granted under the 1996 Plan during 1997 to the named executive officers are set forth under "Option Grants in Last Fiscal Year." No options were granted under the 1996 Plan during 1997 to directors or nominees who are not also executive officers of the Company.

             PROPOSAL TO AMEND THE RESTATED 1992 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                                  (PROPOSAL 4)

RESTATED 1992 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     General. On May 26, 1992, the Board of Directors adopted the 1992 Stock Option Plan for Non-Employee Directors (the "Director Plan"), which was approved at the 1993 Annual Meeting of Shareholders, for the purposes of attracting and retaining the services of experienced and knowledgeable non-employee directors and to increase their proprietary interest in the Company's long-term success and progress.

     Proposed Amendment. As of February 28, 1998, the Board of Directors adopted, subject to shareholder approval, an amendment to the Director Plan to increase the number of shares authorized for issuance under the Director Plan from 125,000 to 225,000 shares. As of February 28, 1998, 46,000 shares remain available for the grant of new awards under the Director Plan.

     The Director Plan, as amended subject to shareholder approval, is attached hereto as Exhibit C and is incorporated herein by reference. Set forth below is a description of the Director Plan, as amended, which description is qualified in its entirety by reference to the full text of the Director Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

     Description of the Director Plan. The Director Plan, as amended, allows the Board of Directors to determine in its discretion the timing, amount, terms and conditions of all options granted subsequent to the 1998 Annual Meeting. The Board has determined that beginning after the 1998 Annual Meeting and continuing until further action by the Board, each non-employee director will automatically receive an initial grant (an "Initial Grant") of nonqualified stock options to purchase 15,000 shares of Common Stock upon the earlier of the director's initial election or appointment as a director of the Company. Eligible Directors in office immediately after the 1998 Annual Meeting will similarly receive a one-time option grant to purchase 15,000 shares of Common Stock on that date. Each Eligible Director will automatically receive an additional grant (an "Additional Grant") of nonqualified stock options to purchase 2,000 shares of Common Stock immediately following each annual meeting through the 1998 Annual Meeting, except that a director who has received an Initial Grant within six months prior to an annual meeting will not receive an Additional Grant until the next year's annual meeting.

     Administration. The administrator of the Director Plan (the "Plan Administrator") is the Board of Directors. The Plan Administrator has the power to construe the provisions of the Director Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Director Plan as it may deem desirable.

     Term and Maturity. Commencing with the 1998 Annual Meeting, Initial Grants will vest annually over a three-year period (as opposed to five years, for Initial Grants prior to the 1998 Annual Meeting), on the date of each subsequent annual meeting following the date of the Initial Grant. Options generally expire ten years from the date of grant or, under certain circumstances, five years after a director's termination of service as a director.

     Exercise of Options. The exercise price for an option is equal to the fair market value of the Common Stock on the date of grant.

     Termination and Amendment of the Director Plan. The Board of Directors may amend, terminate or suspend the Director Plan at any time, in its sole discretion, except that the Board may not increase the number of shares available for issuance under the Director Plan or change the class of individuals eligible to participate in the Director Plan without shareholder approval.

     Federal Income Tax Consequences. The federal income tax consequences to the Company and the non-employee directors of the grant and exercise of options granted under the Director Plan under the existing applicable provisions of the Code are substantially as follows. An optionee will not be deemed to receive any income at the time an option is granted nor will the Company be entitled to a deduction at that time. When any part of the option is exercised, the optionee will be deemed to have received ordinary income in an amount equal to the difference between the option price and the fair market value at the time of exercise of the shares acquired by reason of such exercise. The Company will be entitled to a tax deduction in the year of exercise in an amount equal to the amount of ordinary income realized by the optionee.

              PROPOSAL FOR RATIFICATION OF APPOINTMENT OF AUDITORS

                                  (PROPOSAL 5)

     Unless instructed to the contrary, shares represented by a duly executed proxy in the form accompanying this Proxy Statement will be voted for the ratification of the appointment of KPMG Peat Marwick LLP ("KPMG") as auditors of the Company for 1998. KPMG has audited the accounts of the Company and its subsidiaries since 1987. Representatives of KPMG are expected to attend the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from shareholders. In the event this ratification of the appointment of KPMG is not approved by a majority of the votes cast, the selection of other auditors will be considered and determined by the Board of Directors. The Board of Directors has unanimously approved the appointment of KPMG as auditors for the Company and its subsidiaries.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                           PROPOSALS OF SHAREHOLDERS

     The Company's next annual meeting of shareholders is currently scheduled for April 27, 1999. An eligible shareholder who desires to have a qualified proposal considered for presentation at that annual meeting of shareholders and for inclusion in the Company's Proxy Statement for that annual meeting must submit the proposal in writing to the Company at its principal executive offices no later than November 30, 1998.

                            SOLICITATION OF PROXIES

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by directors, executive officers and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, telephone, telegraph, facsimile transmission or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for their reasonable expenses in forwarding soliciting materials to their principals. All costs of solicitation of proxies will be paid by the Company.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the Annual Meeting, the holders of the proxies will act in respect thereto in accordance with their best judgment.

     Copies of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997 are being mailed to shareholders, together with this Proxy Statement, the Proxy and the Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Secretary of the Company, 6464 185th Avenue NE, Redmond, Washington 98052.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ JOHN J. FLAVIO
                                          John J. Flavio
                                          Secretary

Redmond, Washington
March 23, 1998

                                                                       EXHIBIT A

                                  MOSAIX, INC.

                       1991 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

     The purpose of this Mosaix, Inc.1991 Employee Stock Purchase Plan (the "Plan") is to provide a means whereby certain employees of Mosaix, Inc. (the "Company"), or of any Related Corporation designated by the Company, may be granted stock options to purchase the common stock of the Company, in order to attract and retain the services or advice of such employees and to provide added incentive to them by encouraging stock ownership in the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed in a manner consistent with the requirements of that Section of the Code.

SECTION 2. DEFINITIONS

2.1 ACCOUNT

     "Account" shall mean the funds accumulated with respect to a Participant as a result of deductions from his or her paycheck for the purpose of purchasing stock under this Plan. The funds allocated to a Participant's Account shall remain the property of the respective Participant at all times but may be commingled with the general funds of the Company.

2.2 BASE PAY

     "Base Pay" means the total cash compensation (including bonuses, overtime, and commissions) as reflected on a Participant's W-2 income tax statement (excluding moving expenses, reimbursed employee business expenses, and taxable fringe benefits), except that a Participant may elect on the Participation Agreement to exclude all bonuses from Base Pay.

2.3 CODE

     "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

2.4 ELIGIBLE EMPLOYEE

     "Eligible Employee" shall mean any employee who is eligible to participate in the Plan pursuant to the provisions of Section 5.

2.5 OFFERING DATE

     "Offering Date" shall mean the commencement date of an offering, if such date is a regular business day; otherwise, it shall mean the first regular business day following such commencement date. A different date may be set by resolution of the Board.

2.6 PARTICIPANT

     "Participant" shall mean an Eligible Employee who has completed and filed a Participation Agreement pursuant to Section 7.1.

2.7 RELATED CORPORATION

     "Related Corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "Related Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3. ADMINISTRATION

     This Plan shall be administered by the Compensation Committee of the Board of Directors (the "Board"). The Compensation Committee shall hereinafter be referred to as the Plan Administrator. The Plan Administrator shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Plan Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant, so long as such construction, interpretation, administration, or application with respect to the stock options correspond to the requirements of Section 423 of the Code, the regulations and rulings thereunder, and any amendments thereto.

SECTION 4. STOCK SUBJECT TO THIS PLAN

4.1 TYPE AND NUMBER OF SHARES

     The stock subject to this Plan shall be the Company's Common Stock (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 22, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed four hundred thousand (400,000) shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for delivery under this Plan.

4.2 LIMITATION ON EXERCISE

     If the total number of shares for which options are to be exercised on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Plan Administrator shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. The Company shall give written notice of such reduction to each Participant affected thereby and shall return any unused portion of each Participant's Account to such Participant.

SECTION 5. ELIGIBILITY

     Any regular employee of the Company (or any Related Corporation designated by the Company) who is in the employ of the Company (or any such designated Related Corporation) on one or more Offering Dates is eligible to participate in the Plan, except for (i) employees who have been employed less than three months, (ii) employees whose customary employment is less than twenty (20) hours per week, and (iii) employees whose customary employment is for not more than five (5) months in any calendar year. If the Company permits any employees of a Related Corporation to participate in this Plan, then all employees of that Related Corporation who meet the requirements of this Section 5 shall also be considered Eligible Employees.

SECTION 6. OFFERINGS

     There will be consecutive six-month offerings pursuant to the Plan, until the earlier of the termination of the Plan or the date when all (except de minimis amounts) the shares of Common Stock authorized under Section 4.1 to be delivered upon exercise of options granted under the Plan have been so delivered. The first offering shall commence on July 1, 1991 (or a later date designated by the Board) and terminate on December 31, 1991. Thereafter, offerings shall commence on each subsequent January 1 and July 1.

SECTION 7. PARTICIPATION BY PAYROLL DEDUCTION

     7.1 An Eligible Employee may participate by completing a Participation Agreement provided by the Company authorizing payroll deductions, and completing any other papers deemed necessary by the Company or Plan Administrator and filing the Agreement and any other such papers with the Company no later than ten (10) business days prior to the commencement date (January 1 or July 1) of the offering in which the Eligible Employee wishes to participate. Participation, in one offering under the Plan shall neither limit, nor require, participation in any other offering.

     7.2 Payroll deductions for a Participant shall commence on the Offering Date, and shall end on the termination date of such offering unless earlier terminated by the Participant as provided in Section 13.

     7.3 At the time a Participant files his Participation Agreement, the Participant shall elect to have payroll deductions made from the Participant's Base Pay, measured by whole number percentages from two (2) up to a maximum of ten percent (10%) of Base Pay, on each pay day during the time he or she is a Participant in an offering.

     7.4 All payroll deductions made for a Participant shall be credited to the Participant's Account under the Plan. A Participant may not make any separate cash payment into such Account, nor may the Participant make payment for shares other than by payroll deduction.

     7.5 A Participant may discontinue his or her participation in the Plan as provided in Section 13, but no other change can be made during an offering.

SECTION 8. OPTION PRICE

     The purchase price per share of Common Stock during any offering shall be the lesser of (1) 85% of the fair market value of the Common Stock on the Offering Date or (2) 85% of the fair market value of the stock on the last business day of the offering. Fair market value shall mean the closing price as reported on the National Association of Securities Dealers Automated Quotation System, or if the stock is traded on a stock exchange the closing price for the stock on the principal such exchange. Notwithstanding the foregoing, for the offering that begins on January 1, 1998 and ends on June 30, 1998, the purchase price per share shall be the lesser of (1) 85% of the fair market value of the Common Stock on the date the Company's shareholders approve an amendment to the Plan to increase the shares authorized to be delivered under the Plan from 200,000 to 400,000 or (2) 85% of the fair market value of the Common Stock on the last business day of the offering; provided, however, that in no event shall the purchase price per share be less than the lesser of 85% of the fair market value of the Common Stock on the first or last business days of the offering.

SECTION 9. GRANTING OF OPTION

     On each Offering Date, this Plan shall be deemed to have granted to the Participant an option for as many full shares as he or she will be able to purchase with the payroll deductions credited to his or her Account during participation in that offering. Notwithstanding the foregoing, commencing as of January 1, 1995, no Participant may purchase more than 1,000 shares of Common Stock during any single offering.

SECTION 10. EXERCISE OF OPTION

     Each Eligible Employee who continues to be a Participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the accumulated payroll deductions on such date will pay for at the option price, subject to the limitations of Section 4.2.

SECTION 11. PARTICIPANT'S RIGHTS AS A SHAREHOLDER

     11.1 No Participant shall have any right as a shareholder with respect to any shares of Common Stock until the shares have been purchased in accordance with Section 10 above.

     11.2 Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs, by written notice to the Company prior to the termination date of the pertinent offering, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with right of survivorship, tenants in common or as community property, to the extent and in the manner permitted by applicable law.

SECTION 12. DELIVERY OF STOCK CERTIFICATES

     Certificates for stock issued to Participants will be delivered as soon as practicable after the end of each offering.

SECTION 13. WITHDRAWAL AND SUSPENSION

     13.1 A Participant may withdraw from the Plan at any time prior to the last business day of each offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter.

     13.2 To re-enter the Plan, an Eligible Employee who has previously withdrawn must file a new Participation Agreement in accordance with Section
7.1. Re-entry into the Plan cannot, however, become effective before the beginning of the next offering following withdrawal.

     13.3 The Plan Administrator, in its sole discretion, may authorize and permit a Participant to suspend his or her payroll deductions at any time prior to the last business day of each offering by delivering a Suspension Notice to the Company; provided, however, that such a suspension shall not be allowable for those persons who are subject to Section 16 of the Securities and Exchange Act of 1934, as amended. In the event of such a suspension, the balance of the Participant's Account will be used at the termination of the offering to purchase shares of Common Stock in accordance with Section 10.

     13.4 A Participant's payroll deductions will automatically be suspended when the "maximum permissible amount" has been deducted from his or her payroll check. "Maximum permissible amount," for this purpose, means the lesser of (i) 1,000 (after January 1, 1995, the maximum number of shares purchasable during an offering) multiplied by 85% of the fair market value of a share of Common Stock on the Offering Date (the maximum purchase price), and (ii) the amount necessary to purchase, at a price equal to 85% of the fair market value of a share of Common Stock on the Offering Date, the greatest full number of shares of Common Stock that does not exceed the limitation imposed under Section 18.1.

     13.5 To resume payroll deductions, an Eligible Employee who has previously had his or her payroll deductions suspended under either Section 13.3 or 13.4 must file a new Participation Agreement in accordance with Section 7.1. Resumption of payroll deductions cannot, however, become effective before the beginning of the next offering following suspension of such deductions.

SECTION 14. CARRYOVER OF ACCOUNT

     At the termination of each offering, the Company shall automatically re-enroll each Participant in the next offering. Upon re-enrollment, the balance, if any, in the Participant's Account shall be used for option exercises in the new offering. The Participant may elect not to re-enroll in the Plan by filing notice of such election with the Company no later than ten (10) business days prior to the commencement date (January 1 or July 1) of the next offering. If the Participant does not re-enroll in the Plan or the Plan terminates, the balance, if any, of each Participant's Account shall be refunded to him or her.

SECTION 15. INTEREST

     No interest will be paid or allowed on any money in the Accounts of Participants.

SECTION 16. RIGHTS NOT TRANSFERABLE

     No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his or her Account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the Participant. If any such action is taken by the Participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election by the Participant to withdraw funds in accordance with Section 13.1.

SECTION 17. TERMINATION OF EMPLOYMENT

     Upon termination of employment for any reason, on or prior to the last business day of the offering, the balance in the Account of a Participant shall be paid to the Participant or his or her estate.

SECTION 18. DOLLAR AMOUNT LIMITATION

     18.1 No Eligible Employee may be granted an option under this Plan which would permit the Eligible Employee's rights to purchase Common Stock under all "employee stock purchase plans" of the Company, including any parent corporation or subsidiary corporation (as the terms "parent corporation" and "subsidiary corporation" are defined in Sections 425(e) and (f) of the Code), to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Common Stock (determined at the Offering Date) for each calendar year in which such option is outstanding at any time.

     18.2 For purposes of this Section 18.1, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, and (ii) a right to purchase stock which has accrued under one option granted pursuant to this Plan may not be carried over to any other option.

SECTION 19. CONTINUATION OF EMPLOYMENT

     Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Participant any right to continue in the employ of the Company or of a Related Corporation, or to interfere in any way with the right of the Company or of any Related Corporation to terminate his or her employment or other relationship with the Company or Related Corporation at any time.

SECTION 20. WITHHOLDING TAXES

     Each Participant will agree by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable option, showing the number of such shares disposed of. As a condition to the exercise of a stock option, the Participant shall make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the exercise of the stock option and the subsequent sale of the stock acquired upon the exercise of the option within two years after the date of grant of the option.

SECTION 21. GREATER THAN FIVE PERCENT SHAREHOLDERS

     No Eligible Employee may be granted an option under this Plan if such employee, immediately after the option is granted, owns stock of the Company possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company or of any Related Corporations. For purposes of this Section 21, the rules of Section 425(d) of the Code shall apply in determining the stock ownership of an employee, and stock which an employee may purchase under corresponding options (under this Plan or any other plan or contract) shall be treated as stock owned by such employee.

SECTION 22. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     22.1 The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, may all be proportionately adjusted by the Plan Administrator as it deems appropriate, for any change in the structure of the Common Stock of the Company resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, or any other capital adjustment.

     22.2 All adjustments under this Section 22 shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless a Participant agrees otherwise, any change or adjustment to an option shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause the Participant's stock option issued hereunder to fail to continue to qualify as a stock option granted pursuant to an employee stock purchase plan, as defined in Section 423(b) of the Code.

SECTION 23. SECURITIES REGULATION

     23.1 Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, the requirements of any automated quotation system through which shares may then be traded, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     23.2 As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Participants as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

SECTION 24. AMENDMENT AND TERMINATION

     The Board may at any time suspend, amend or terminate this Plan; provided, however, the Board may not amend this Plan without appropriate shareholder approval if such approval is required by Section 423 of the Code or the Securities and Exchange Commission Rule 16b-3 under the 1934 Act or any successor rule or other regulatory requirement. The Plan Administrator may also amend the Plan; provided, however, that the Plan Administrator may not amend the Plan in any way which would require shareholder approval.

SECTION 25. INDEMNIFICATION OF BOARD AND PLAN ADMINISTRATOR

     In addition to all other rights of indemnification they may have as Directors of the Company or as members of the body serving as the Plan Administrator, members of the Board and Plan Administrator shall be indemnified by the Company to the fullest extent provided by law for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any stock option granted hereunder, and against all amounts paid by them in settlement thereof (if such settlement is approved by independent legal counsel selected by the Company).

SECTION 26. EFFECTIVENESS

     This Plan shall become effective upon adoption by the Board so long as it receives any required approval by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within twelve (12) months before or after the adoption of this Plan.

                                                                       EXHIBIT B

                                  MOSAIX, INC.

                     1996 STOCK INCENTIVE COMPENSATION PLAN

SECTION 1. PURPOSE

     The purpose of the Mosaix, Inc. 1996 Stock Incentive Compensation Plan (the "Plan") is to enhance the long-term shareholder value of Mosaix, Inc., a Washington corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

 2.1 AWARD

     "Award" means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

 2.2 BOARD

     "Board" means the Board of Directors of the Company.

 2.3 CAUSE

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

 2.4 CODE

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

 2.5 COMMON STOCK

     "Common Stock" means the common stock, par value $.01 per share, of the Company.

2.6 CORPORATE TRANSACTION

     "Corporate Transaction" means any of the following events:

          (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 66 2/3% of the outstanding voting securities of the surviving corporation;

          (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in Section 8.3) of the Company;

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company; or

          (d) Acquisition by a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record).

     Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) pursuant to the Exchange Act.

 2.7 DISABILITY

     "Disability" means a mental or physical impairment of the Holder which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Holder to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

 2.8 EARLY RETIREMENT

     "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

 2.9 EXCHANGE ACT

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

 2.10 FAIR MARKET VALUE

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the closing price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

 2.11 GOOD REASON

     "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice by the Holder:

          (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

          (b) a reduction in the Holder's annual base salary;

          (c) the Successor Corporation's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

          (d) the Successor Corporation's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

          (e) any material breach by the Successor Corporation of its obligations to the Holder under the Plan or any substantially equivalent plan of the Successor Corporation; or

          (f) any purported termination of the Holder's employment or service for Cause by the Successor Corporation that does not comply with the terms of the Plan or any substantially equivalent plan of the Successor Corporation.

 2.12 GRANT DATE

     "Grant Date" means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

 2.13 HOLDER

     "Holder" means the person to whom an Award is granted, a permitted assignee or transferee or, for a Holder who has died, the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 11.

 2.14 INCENTIVE STOCK OPTION

     "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

 2.15 NONQUALIFIED STOCK OPTION

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

 2.16 OPTION

     "Option" means the right to purchase Common Stock granted under Section 7.

 2.17 PLAN ADMINISTRATOR

     "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

 2.18 RESTRICTED STOCK

     "Restricted Stock" means shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

 2.19 RETIREMENT

     "Retirement" means retirement as of the individual's normal retirement date under the Company's 401(k) Plan or other similar successor plan applicable to salaried employees or, if no such plan exists, as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

 2.20 SECURITIES ACT

     "Securities Act" means the Securities Act of 1933, as amended.

 2.21 STOCK AWARD

     "Stock Award" means an Award granted under Section 9.

 2.22 SUBSIDIARY

     "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

 2.23 SUCCESSOR CORPORATION

     "Successor Corporation" has the meaning set forth under Section 12.2.

SECTION 3. ADMINISTRATION

 3.1 PLAN ADMINISTRATOR

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator of the Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act the provisions regarding (a) "outside directors," as contemplated by Section 162(m) of the Code, and (b) "non-employee directors," as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

 3.2 ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

 4.1 AUTHORIZED NUMBER OF SHARES

     Subject to adjustment from time to time as provided in Section 12.1, a maximum of 1,800,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares.

 4.2 LIMITATIONS

     (a) Subject to adjustment from time to time as provided in Section 12.1, not more than an aggregate of 300,000 shares shall be available for issuance pursuant to grants of Stock Awards under the Plan.

     (b) Subject to adjustment from time to time as provided in Section 12.1, not more than 100,000 shares of Common Stock may be made subject to Awards under the Plan to any individual in the aggregate in any one fiscal year of the Company except that the Company may make additional one-time grants of up to 300,000 shares to newly hired individual, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

 4.3 REUSE OF SHARES

     Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

     Awards may be granted under the Plan to those officers, directors and key employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

SECTION 6. AWARDS

 6.1 FORM AND GRANT OF AWARDS

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

 6.2 ACQUIRED COMPANY AWARDS

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such Awards shall be deemed to be Holders.

SECTION 7. AWARDS OF OPTIONS

 7.1 GRANT OF OPTIONS

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

 7.2 OPTION EXERCISE PRICE

     Subject to Section 6.2, the exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

 7.3 TERM OF OPTIONS

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

 7.4 EXERCISE OF OPTIONS

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

      PERIOD OF HOLDER'S CONTINUOUS
     EMPLOYMENT OR SERVICE WITH THE
    COMPANY OR ITS SUBSIDIARIES FROM       PERCENT OF TOTAL OPTION
          THE OPTION GRANT DATE              THAT IS EXERCISABLE
    --------------------------------       -----------------------
              After 1 year                            25%
              After 2 years                           50%
              After 3 years                           75%
              After 4 years                          100%

     Unless the Plan Administrator determines otherwise, the vesting schedule of an Option shall be adjusted proportionately to the extent a Holder's hours of employment or service are reduced after the date of grant.

     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than ten shares at any one time (or the lesser number of remaining shares covered by the Option).

 7.5 PAYMENT OF EXERCISE PRICE

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check, or, unless the Plan Administrator at any time determines otherwise, a combination of cash and/or check and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) a promissory note delivered pursuant to Section 10; or
(z) such other consideration as the Plan Administrator may permit.

 7.6 POST-TERMINATION EXERCISES

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

     In case of termination of the Holder's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Holder at the date of such termination, only
(a) within one year if the termination of the Holder's employment or services is coincident with Retirement, Early Retirement at the Company's request or Disability or (b) within three months after the date the Holder ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary if termination of the Holder's employment or services is for any reason other than Retirement, Early Retirement at the Company's request or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Holder's death may be exercised, to the extent of the number of shares purchasable by the Holder at the date of the Holder's death, by the personal representative of the Holder's estate, the person(s) to whom the Holder's rights under the Award have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 11 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not exercisable on the date of termination of the Holder's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Holder's employment or services for Cause, the Option shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder's employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation.

     A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

 8.1 DOLLAR LIMITATION

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

 8.2 10% SHAREHOLDERS

     If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with
Section 422 of the Code.

 8.3 ELIGIBLE EMPLOYEES

     Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

 8.4 TERM

     The term of an Incentive Stock Option shall not exceed 10 years.

 8.5 EXERCISABILITY

     To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Holder's reemployment rights are guaranteed by statute or contract. For purposes of this
Section 8.5, "total disability" shall mean a mental or physical impairment of the Holder that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Holder to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

 8.6 TAXATION OF INCENTIVE STOCK OPTIONS

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

 8.7 PROMISSORY NOTES

     The amount of any promissory note delivered pursuant to Section 10 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK AWARDS

 9.1 GRANT OF STOCK AWARDS

     The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to operating profit as a percentage of revenues, revenue and profit growth, profit-related return ratios, such as return on equity, or cash flow, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

 9.2 ISSUANCE OF SHARES

     Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall deliver, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock.

 9.3 WAIVER OF RESTRICTIONS

     Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 10. LOANS, INSTALLMENT PAYMENTS AND LOAN GUARANTEES

     To assist a Holder (including a Holder who is an officer or director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (a) the extension of a loan to the Holder by the Company, (b) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (c) the guarantee by the Company of a loan obtained by the grantee from a third party. The terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment, will be subject to the Plan Administrator's discretion. Loans, installment payments and loan guarantees may be granted with or without security. The maximum credit available is the purchase price, if any, of the Common Stock acquired, plus the maximum federal and state income and employment tax liability that may be incurred in connection with the acquisition.

SECTION 11. ASSIGNABILITY

     No Option granted under the Plan may be assigned or transferred by the Holder other than by will or by the laws of descent and distribution, and, during the Holder's lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 12. ADJUSTMENTS

12.1 ADJUSTMENT OF SHARES

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and class of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and class of securities that may be made subject to Awards to any individual as set forth in Section 4.2, and (iii) the number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

12.2 CORPORATE TRANSACTION

     Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if, in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. Awards to persons other than executive officers, as designated by the Board from time to time, shall not so accelerate, however, if and to the extent that (a) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or (b) such Award is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability above shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event that the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Successor Corporation for Cause or by the Holder voluntarily without Good Reason.

12.3 FURTHER ADJUSTMENT OF AWARDS

     Subject to Section 12.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

12.4  LIMITATIONS

     The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 13. WITHHOLDING

     The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator, in its sole discretion, may permit the Holder to satisfy withholding obligations, in whole or in part, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

SECTION 14. AMENDMENT AND TERMINATION OF PLAN

14.1  AMENDMENT OF PLAN

     The Plan may be amended only by the Board as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Awards may be granted under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation.

14.2  TERMINATION OF PLAN

     The Company's shareholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the shareholders.

14.3 CONSENT OF HOLDER

     The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 15. GENERAL

15.1  AWARD AGREEMENTS

     Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

15.2  CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

     None of the Plan, participation in the Plan as a Holder or any action of the Plan Administrator taken under the Plan shall be construed as giving any Holder or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Holder.

15.3  REGISTRATION; CERTIFICATES FOR SHARES

     The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

15.4  NO RIGHTS AS A SHAREHOLDER

     No Award shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions.

15.5  COMPLIANCE WITH LAWS AND REGULATIONS

     It is the Company's intention that, if and so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Rule 16b-3, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

15.6  NO TRUST OR FUND

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.7  SEVERABILITY

     If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

SECTION 16. EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption or, if earlier, and to the extent required for compliance with Rule 16b-3 under the Exchange Act, at the next annual meeting of the Company's shareholders after adoption of the Plan by the Board.

                                                                       EXHIBIT C

                                  MOSAIX, INC.

           RESTATED 1992 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                                   ARTICLE I

                                    PURPOSE

     The purposes of the Mosaix, Inc. Restated 1992 Stock Option Plan for Non-Employee Directors (the "Plan") are to attract and retain the services of experienced and knowledgeable non-employee directors of Mosaix, Inc. (the "Corporation") and to provide an incentive for such directors to increase their proprietary interest in the Corporation's long-term success and progress.

                                   ARTICLE II

                           SHARES SUBJECT TO THE PLAN

     Subject to adjustment in accordance with Article VI hereof, the total number of shares of common stock (the "Shares") of the Corporation for which options may be granted under the Plan is 225,000 Shares. The Shares shall be shares presently authorized but unissued or subsequently acquired by the Corporation and shall include shares representing the unexercised portion of any option granted under the Plan that expires or terminates without being exercised in full.

                                  ARTICLE III

                               PLAN ADMINISTRATOR

     The administrator of the Plan (the "Plan Administrator") shall be the Board of Directors of the Corporation (the "Board"). Subject to the terms of the Plan, the Plan Administrator shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

                                   ARTICLE IV

                           PARTICIPATION IN THE PLAN

     Each Director of the Corporation elected or appointed who is not otherwise an employee of the Corporation or any subsidiary ("Eligible Director") shall be eligible to receive the following option grants under the Plan:

1. INITIAL GRANTS

     Prior to the date of the Annual Meeting for 1998, an initial grant (an "Initial Grant") of an option to purchase 5,000 Shares shall automatically be granted to each person who is an Eligible Director as of the date of approval of this Plan, upon such date of adoption, and to each person who becomes an Eligible Director following the date of approval of this Plan, upon the earlier of the Director's initial election or appointment as a Director of the Corporation.

     Initial Grants shall vest annually over five years from the date of grant in accordance with the schedule set forth in Article V.

2. ADDITIONAL GRANTS

     Commencing with the annual meeting of shareholders of the Corporation as specified in the Corporation's Bylaws (the "Annual Meeting") for 1993 and through the Annual Meeting for 1995, each Eligible

Director shall automatically receive an additional grant (an "Additional Grant") of an option to purchase 1,000 Shares immediately following each Annual Meeting, and commencing with the Annual Meeting for 1996 and prior to the date of the Annual Meeting for 1998, each Eligible Director shall automatically receive an Additional Grant of an option to purchase 2,000 Shares immediately following each Annual Meeting; provided, however, that a Director who has received an Initial Grant within six months prior to an Annual Meeting shall not receive an Additional Grant until the next year's Annual Meeting.

     Additional Grants shall be fully vested and immediately exercisable upon the date of grant.

3. DISCRETIONARY GRANTS

     Beginning on the date of the Annual Meeting for 1998, and except for the terms and conditions explicitly set forth in the Plan, for all other grants of options ("Discretionary Grants"), the Plan Administrator shall have the exclusive authority, in its discretion, to determine all matters relating to Discretionary Grants under the Plan, including the selection of individuals to be awarded Discretionary Grants, the number of Shares subject to a Discretionary Grant, all terms, conditions, restrictions and limitations, if any, of a Discretionary Grant and the terms of any instrument evidencing the Discretionary Grant.

                                   ARTICLE V

                                  OPTION TERMS

     Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

1. OPTION AGREEMENT

     Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Corporation and by the Eligible Director to whom such option is granted. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

2. OPTION EXERCISE PRICE

     The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. For purposes of the Plan, "fair market value" shall mean the closing price or, if there is no closing price, the mean between the high and low sale prices for the Shares quoted on the day of grant on the National Association of Securities Dealers, Inc. Automated Quotations System or, if the Shares are traded on an exchange, the closing price on the day of grant on the principal exchange on which such Shares are then traded.

3. TIME AND MANNER OF EXERCISE OF OPTION

     Initial Grants awarded pursuant to Article IV.1 and prior to the date of the Annual Meeting for 1998 shall become exercisable in accordance with the following schedule:

               DATE ON AND AFTER WHICH OPTION                 PORTION OF TOTAL OPTION
                       IS EXERCISABLE                          WHICH IS EXERCISABLE
               ------------------------------                 -----------------------
Date of first subsequent Annual Meeting after grant.........             20%
Date of second subsequent Annual Meeting after grant........             40%
Date of third subsequent Annual Meeting after grant.........             60%
Date of fourth subsequent Annual Meeting after grant........             80%
Date of fifth subsequent Annual Meeting after grant.........            100%

     Any option may be exercised by giving written notice, signed by the person exercising the option, to the Corporation stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part (i) in cash or by check, (ii) Shares of the common stock of the Corporation already owned for at least six (6) months by the person exercising the option, valued at fair market value at the time of such exercise, or by (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, to properly deliver to the Corporation the amount of sale or loan proceeds to pay the exercise price, all in accordance with the regulations of the Federal Reserve Board.

4. TERM OF OPTIONS

     If not otherwise established in the instrument evidencing the award of an option granted after the date of the Annual Meeting for 1998, each option shall expire ten years from the date of grant, but shall be subject to earlier termination as follows:

          (a) In the event of the death of an optionee, the option granted to such optionee shall be exercisable at any time within five (5) years after the date of death of such optionee (unless such option shall have been previously terminated pursuant to the preceding paragraph), to the extent of the number of Shares covered by such option, whether or not such Shares had become purchasable by such optionee at the date of such optionee's death, by the estate of such optionee, or by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Corporation or, if no such designation has been made by the person or persons to whom the optionee's rights have passed, by will or the laws of descent and distribution.

          (b) In the event that an optionee ceases to be a Director of the Corporation for any reason other than the death of the optionee, the option granted to such optionee that has vested and become exercisable may be exercised by him or her only within five (5) years after the date such optionee ceases to be a Director of the Corporation.

5. TRANSFERABILITY

     Options shall not be transferable or assignable other than by (a) will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order, or (c) to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as then applicable to the Corporation's benefits plans, by gift or other transfer to either (i) any trust or estate in which the optionee or such optionee's spouse or other immediate family member has a substantial beneficial interest or (ii) a spouse or other immediate family member, provided that such transfer would continue to require such options to be disclosed pursuant to Item 403 of Regulation S-K under the Securities Act of 1933, as amended from time to time.

6. PARTICIPANT'S OR SUCCESSOR'S RIGHTS AS SHAREHOLDER

     Neither the recipient of an option under the Plan nor his or her successor(s) in interest shall have any rights as a shareholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

7. LIMITATION AS TO DIRECTORSHIP

     Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

8. REGULATORY APPROVAL AND COMPLIANCE

     The Corporation shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

                                   ARTICLE VI

                              CAPITAL ADJUSTMENTS

     The aggregate number and class of Shares for which options may be granted under this Plan, the number and class of Shares covered by each outstanding option and the exercise price per Share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a split-up or consolidation of Shares or any like capital adjustment, or the payment of any stock dividend.

     In the event of any adjustment in the number of Shares covered by any option, any fractional Shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full Shares resulting from such adjustment.

                                  ARTICLE VII

                              EXPENSES OF THE PLAN

     All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

                                  ARTICLE VIII

                    EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon adoption by the Board so long as it receives approval by the holders of a majority of the Corporation's outstanding shares of voting capital stock at the next Annual Meeting. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's shareholders, but such termination shall not affect the then-outstanding terms of any options.

                                   ARTICLE IX

                     TERMINATION AND AMENDMENT OF THE PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that the Board may not amend the Plan without the approval of the Corporation's shareholders to materially increase the number of Shares that may be issued under the Plan or change the class of individuals eligible to participate in the Plan. Any amendment of the Plan shall not impair or diminish any rights of an optionee or obligations of the Corporation under such option, regardless of when such option was granted, without the consent of the optionee.

PROXY


                                  MOSAIX, INC.

            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                               ON APRIL 28, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Nicholas A. Tiliacos and John J. Flavio, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Mosaix, Inc. held of record by the undersigned on March 2, 1998, at the Annual Meeting of Shareholders to be held on April 28, 1998, or at any adjournment or postponement thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                         ANNUAL MEETING OF SHAREHOLDERS
                                  MOSAIX, INC.

                                 APRIL 28, 1998
                                   10:00 A.M.

                             BELLEVUE HILTON HOTEL
                           SNOQUALMIE SOUTH BALLROOM
                              100 112TH AVENUE NE
                              BELLEVUE, WASHINGTON

                                             PLEASE MARK
                                             YOUR VOTES AS
                                             INDICATED IN
                                             THIS EXAMPLE.    [X]



                                     FOR                       WITHHOLD
                              ALL NOMINEES LISTED              AUTHORITY
                            TO THE RIGHT (EXCEPT AS     TO VOTE FOR ALL NOMINEES
                            MARKED TO THE CONTRARY)        LISTED TO THE RIGHT

1. ELECTION OF DIRECTORS
   NOMINEES: Tom A. Alberg
     and Nicholas A.
     Tiliacos                        [ ]                          [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominees, write that nominee's name in the space below.)

------------------------------------------------


2. 1991 EMPLOYEE STOCK PURCHASE PLAN         FOR      AGAINST      ABSTAIN
   Approve amendment to the 1991 Employee
   Stock Purchase Plan.                      [ ]        [ ]          [ ]


3. 1996 STOCK INCENTIVE COMPENSATION PLAN    FOR      AGAINST      ABSTAIN
   Approve amendment to the 1996 Stock
   Incentive Compensation Plan.              [ ]        [ ]          [ ]


4. RESTATED 1992 STOCK OPTION PLAN FOR       FOR      AGAINST      ABSTAIN
   NON-EMPLOYEE DIRECTORS
   Approve amendment to the Restated 1992
   Stock Option Plan for Non-Employee
   Directors.                                [ ]        [ ]          [ ]


5. RATIFICATION OF KPMG PEAT MARWICK LLP     FOR      AGAINST      ABSTAIN
   AS INDEPENDENT AUDITORS FOR THE COMPANY.  [ ]        [ ]          [ ]


6. In their discretion, the Proxies are
   authorized to vote upon such other
   business as may properly come before
   the meeting.


                                   THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                   VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                   UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
                                   IS MADE, THIS PROXY WILL BE VOTED "FOR ALL
                                   NOMINEES" IN ITEM 1 AND "FOR" IN ITEMS 2,
                                   3, 4 AND 5.



Signature(s)                                            Dated:            , 1998
            -------------------------------------------       ------------
Please sign below exactly as your name appears on your stock certificate. When shares are held by jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.


                            - FOLD AND DETACH HERE -



                                 ANNUAL MEETING

                                       OF

                                  MOSAIX, INC.

                            TUESDAY, APRIL 28, 1998
                                   10:00 A.M.
                             BELLEVUE HILTON HOTEL
                           SNOQUALMIE SOUTH BALLROOM
                              100 112TH AVENUE NE
                                  BELLEVUE, WA